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                                                              EXHIBIT 99.4

                             SHAREHOLDERS AGREEMENT



         DATED MAY 24, 1996
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                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                                 CERTAIN TERMS;

                         REPRESENTATIONS AND WARRANTIES

 1.1      Certain Terms ...................................................   1
 1.2      Representations and Warranties ..................................   6

                               ARTICLE II

                            CERTAIN MATTERS

 2.1      Certain Activities of the Parties; Fiduciary Duties .............   7

                              ARTICLE III

            RESTRICTIONS ON TRANSFERS BY MANAGEMENT INVESTOR

 3.1      General Rule ....................................................   7
 3.2      Transfers Not Subject to Preferential Right .....................   7
 3.3      Transfers Subject to Preferential Right                             7
 3.4      Procedures with Respect to Transfers Subject to Section 3.3 .....   8
 3.5      Conditions to Permitted Transfers; Continued Applicability of
          Agreement .......................................................  10
 3.6      Restrictions on Other Agreements ................................  10
 3.7      Effect of Distributions and Certain Transactions ................  10

                                   ARTICLE IV

                                 CERTAIN RIGHTS

 4.1      Tagalong Rights. ................................................  11

                                    ARTICLE V

                                   TERMINATION

 5.1      Termination .....................................................  14

                                   ARTICLE VI
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                                  MISCELLANEOUS

 6.1      Amendment; Waivers ..............................................  14
 6.2      Assignment ......................................................  14
 6.3      Shares Subject to this Agreement ................................  14
 6.4      Legends .........................................................  15
 6.5      Notices .........................................................  15
 6.6      Counterparts ....................................................  16
 6.7      Headings ........................................................  16
 6.8      Choice of Law ...................................................  16
 6.9      Entire Agreement ................................................  16
 6.10     Cumulative Rights ...............................................  16
 6.11     Construction ....................................................  16
 6.12     No Partnership ..................................................  16
 6.13     Number; Gender; Without Limitation; Interpretation of Certain
           Defined Terms ..................................................  16
 6.14     Severability ....................................................  17
 6.15     Third Person ....................................................  17
 6.16     U.S. Currency ...................................................  17
 6.17     Indemnification .................................................  17
 6.18     Spousal Consents ................................................  17
 6.19     Certain Records .................................................  17
 6.20     Arbitration .....................................................  18

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                             SHAREHOLDERS AGREEMENT

         THIS SHAREHOLDERS AGREEMENT (this "Agreement") is entered into as of May 24, 1996, among Jenco Acquisition, Inc., an Ohio corporation ("Sub"), Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Jerry D. Jordan (the "Management Investor"), and their permitted successors and assigns, and each owner of Common Stock, as defined herein, who may hereafter execute in accordance with this Agreement a separate agreement to be bound by the terms hereof.

                              W I T N E S S E T H:

         WHEREAS, concurrently with the execution and delivery of this Agreement, Sub, JEDI and Clinton Gas Systems, Inc., an Ohio corporation (the "Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Sub with and into the Company (the "Merger");

         WHEREAS, the Company shall be the surviving corporation of the Merger; and

         WHEREAS, upon the consummation of the Merger, the Initial Parties (as defined herein) shall receive shares of Common Stock (as defined herein).

         NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                 CERTAIN TERMS;
                 REPRESENTATIONS AND WARRANTIES

         1.1 CERTAIN TERMS. When used herein the following terms shall have the meanings indicated:

         "ACCREDITED INVESTOR" shall mean any Person deemed to be an accredited investor pursuant to Regulation D promulgated under the Securities Act, as amended from time to time.

         "ACQUISITION PROPOSAL" means a bona fide written proposal to the Management Investor for the acquisition of all or a portion of his Common Stock for cash consideration.


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         "ADOPTION AGREEMENT" means an agreement in the form of Exhibit "A"
hereto or in such other form that is reasonably satisfactory to the Company.

         "AFFILIATE" of a Person means any Person controlling, controlled by, or under common control with such Person. For purposes of this Agreement only, Enron Corp., a Delaware corporation, and each of its subsidiaries shall be deemed to be Affiliates of JEDI.

         "AGREEMENT" shall have the meaning set forth in the opening paragraph.

         "APPRAISED VALUE" shall have the meaning set forth in Section 4.3(c).

         "BUSINESS DAY" means any day other than (i) a Saturday or Sunday or
(ii) a day that is a banking holiday in Columbus, Ohio.

         "BUSINESS OPPORTUNITY AGREEMENT" shall have the meaning set forth in Section 2.1.

         "CAPITAL STOCK" means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation), and any and all warrants, options, or other rights to purchase or acquire any of the foregoing.

         "CLAIMS" shall have the meaning set forth in Section 6.20.

         "CLOSING" shall have the meaning set forth in Section 3.4(a).

         "CLOSING DATE" shall have the meaning set forth in Section 3.4(a).

         "COMMON STOCK" means shares of the common stock, par value $.01 per share, of the Company or Successor Corporation issued and outstanding from time to time after the consummation of the Merger and all securities of the Company or any other Person issued in respect of shares of such common stock in connection with any exchange, merger, recapitalization, consolidation, reclassification, reorganization, stock dividend or distribution or other transaction to which the Company is a party, but excluding any shares or securities which cease to be outstanding.

         "COMMON STOCK EQUIVALENTS" means any and all rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible into or exchangeable for, directly or indirectly, Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event, but does not include Common Stock.


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         "COMPANY" shall have the meaning set forth in the recitals.

         "CONTROL", including the correlative terms "controlling", "controlled by" and "under common control with" means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the purposes of the preceding sentence, control shall be deemed to exist when a Person possesses, directly or indirectly, through one or more intermediaries (i) in the case of a corporation, more than 50% of the outstanding voting securities thereof; (ii) in the case of a limited liability company, partnership, limited partnership or venture, the right to more than 50% of the distributions therefrom (including liquidating distributions); or (iii) in the case of any other Person, more than 50% of the economic or beneficial interest therein.

         "EFFECTIVE TIME" shall have the meaning ascribed to such term in the Merger Agreement.

         "EMPLOYMENT TERMINATION DATE" shall have the meaning set forth in
Section 4.3(a).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         "FULLY-DILUTED COMMON STOCK" means, at any time, the then outstanding Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding Common Stock Equivalents.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.

         "INDEMNITEES" shall have the meaning set forth in Section 6.17.

         "INDEMNITOR" shall have the meaning set forth in Section 6.17.

         "INITIAL PARTIES" means JEDI and the Management Investor.

         "INVALID TRANSFEr" shall have the meaning set forth in Section 3.4(h).

         "ISSUANCE" shall have the meaning set forth in Section 3.1.

         "JEDI" shall have the meaning set forth in the recitals.


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         "JEDI ENTITY" means JEDI or any of its Affiliates including, without limitation, for purposes of this Agreement only any direct or indirect subsidiary of Enron Corp., a Delaware corporation, but excluding, for all purposes, Enron Oil & Gas Company, a Delaware corporation.

         "JEDI GROUP" means, as of the time in question, all JEDI Entities that are Parties and all JEDI Special Transferees.

         "JEDI PARTY" means any Person who, at the time in question, is included in the JEDI Group.

         "JEDI PARTY TRANSFEROR" shall have the meaning set forth in Section
4.1.

         "JEDI PARTY TRANSFEROR'S NOTICE" shall have the meaning set forth in
Section 4.1.

         "JEDI SPECIAL TRANSFEREE" means any Person (other than a JEDI Entity) who has acquired more than 10% of the Common Stock from any one or more JEDI Entities and/or JEDI Special Transferees in accordance with this Agreement (other than any such Person that notifies the Company in writing, with a copy to all Parties, that such Person has irrevocably elected not to be deemed included as a member of the JEDI Group), but excluding any such Person that is not a Party as of the time in question.

         "MANAGEMENT INVESTOR" shall have the meaning set forth in the recitals.

         "MANAGEMENT INVESTOR SPOUSE" means the Person identified as such on the execution pages of this Agreement and any future spouses of the Management Investor.

         "MERGER" shall have the meaning set forth in the recitals.

         "MERGER AGREEMENT" shall have the meaning set forth in the recitals.

         "NOTICE" shall have the meaning set forth in Section 6.5.

         "OFFER" shall have the meaning specified in Section 3.3.

         "OFFER DATE" shall have the meaning specified in Section 3.3.

         "OFFER EXPIRATION TIME" means with respect to any Offer made pursuant to Section 3.3, 5:30 p.m. Houston Time on the 20th business day following the Offer Date.

         "OFFEROR" shall have the meaning specified in Section 3.3.


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         "OWN" or "OWNED", with respect to Common Stock, shall have the same meaning as beneficial ownership under Rule 13d-3 under the Exchange Act; provided, however, that (i) such ownership shall be determined as if this Agreement did not exist and that there is no agreement among the Parties to act in concert in any respect, (ii) such ownership shall be determined without regard to any Common Stock Equivalents unless otherwise expressly provided to the contrary herein, and (iii) with respect to the determination of the Common Stock owned by the JEDI Group, such determination shall be made by aggregating the ownership of all members of the JEDI Group but without duplication so that a share of Common Stock will be deemed owned by only one member of the JEDI Group. All references herein to Common Stock owned by a Party include the community interest or similar marital property interest, if any, of the spouse of such Party in such Common Stock.

         "PARTICIPATION OFFER" shall have the meaning set forth in Section 4.1.

         "PARTY" means each Initial Party and each other Person that may become a party to this Agreement pursuant to Section 3.5, but shall not mean (i) the Company or (ii) any Person who executes this Agreement or an Adoption Agreement solely in his or her capacity as a spouse of a Party; provided, however, that if any Party ceases to own any Common Stock or any Common Stock Equivalents, then such Party shall cease to be a Party hereunder and shall not thereafter be subject to this Agreement even if such former Party thereafter acquires Common Stock, unless such former Party thereafter acquires Common Stock in a transaction in which it becomes a Party again pursuant to Section 3.5.

         "PERMITTED MANAGEMENT INVESTOR FAMILY TRANSFEREE" means with respect to the Management Investor, his spouse, children or the legal guardian for the benefit of his minor children or a trust established for the benefit of his spouse and/or minor children.

         "PERSON" means any natural person, corporation, limited partnership, limited liability company, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

         "POSITIVE RECEIPT NOTICE" shall have the meaning set forth in Section 3.4(a).

         "PURCHASE PRICE" shall have the meaning set forth in Section 3.4(c).

         "QUALIFIED IPO" means a consummated public offering of Common Stock which is underwritten on a firm commitment basis by a nationally-recognized investment banking firm.


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         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SHARES SUBJECT TO THE OFFER" means with respect to an Offer under
Section 3.3, all shares of Common Stock and Common Stock Equivalents subject to the Acquisition Proposal in question.

         "SUB" shall have the meaning set forth in the recitals.

         "SUBSIDIARY" means (i) any corporation or other entity a majority of the Capital Stock of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or (ii) a partnership, joint venture or limited liability company in which the Company or any Subsidiary is a general partner, joint venturer or member.

         "SUBSIDIARY STOCK" means Capital Stock of any Subsidiary.

         "SUCCESSOR CORPORATION" shall have the meaning set forth in Section
6.2.

         "TERMINATION DATE" means the date which is ten years following the Effective Time.

         "TRANSFER", including the correlative terms "TRANSFERRING" or "TRANSFERRED", means any transfer, assignment, sale, gift, pledge, hypothe cation or other encumbrance, or any other disposition (whether voluntary or involuntary or by operation of law), of Common Stock (or any interest therein or right thereto) or Common Stock Equivalents; provided, however, that an exchange, merger, recapitalization, consolidation or reorganization involving the Company in which securities of the Company or any other Person are issued in respect of shares of the Common Stock shall not be deemed a Transfer if all shares of Common Stock are treated identically in such transaction.

         1.2 REPRESENTATIONS AND WARRANTIES. (a) The Management Investor hereby represents and warrants to the Sub and JEDI that as of the date hereof:

             (i) he has full power and authority and full legal capacity, to execute and deliver this Agreement and the execution and delivery by him of this Agreement have been duly authorized by all necessary action;

             (ii) this Agreement has been duly and validly executed and delivered by him and constitutes a binding obligation, enforceable against him in accordance with its terms; and

             (iii) assuming that the Common Stock to be issued to him pursuant to the Merger Agreement is duly and validly issued free and



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         clear of all liens and other encumbrances, immediately after the consummation of the Merger, he shall own as of the Effective Time 1,000 shares of Common Stock, and such shares shall be owned by him free and clear of all liens and other encumbrances arising by, through or under him except for this Agreement.

         (b) Sub hereby represents and warrants to the Management Investor and JEDI that:

             (i) it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio, it has full corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery, and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action; and

             (ii) this Agreement has been duly and validly executed and delivered by Sub and constitutes the binding obligation thereof, enforceable against Sub in accordance with its terms.

         (c) JEDI hereby represents and warrants to the Management Investor and Sub that:

             (i) it is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite partnership power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action; and

             (ii) this Agreement has been duly and validly executed and delivered by JEDI and constitutes the binding obligation thereof, enforceable against JEDI in accordance with its terms.

                                   ARTICLE II

                                 CERTAIN MATTERS

         2.1 CERTAIN ACTIVITIES OF THE PARTIES; FIDUCIARY DUTIES. The Initial Parties acknowledge that all such parties and certain other Persons are executing and delivering a Business Opportunity Agreement (the "Business Opportunity Agreement") concurrently with the execution and delivery of this Agreement.


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                                   ARTICLE III

                RESTRICTIONS ON TRANSFERS BY MANAGEMENT INVESTOR

         3.1 GENERAL RULE. The Management Investor shall not make any Transfer of Common Stock or Common Stock Equivalents, directly or indirectly, through an Affiliate or otherwise except as expressly permitted herein.

         3.2 TRANSFERS NOT SUBJECT TO PREFERENTIAL RIGHT. The Management Investor may Transfer, from time to time, any Common Stock owned by such Party to a Permitted Management Investor Family Transferee.

         3.3 TRANSFERS SUBJECT TO PREFERENTIAL RIGHT. Except as may otherwise be expressly permitted herein, the Management Investor may Transfer Common Stock to a transferee if, but only if, an Acquisition Proposal is received by such Party from such transferee with respect to such Common Stock, and then only in compliance with this Agreement. Upon the Management Investor's receipt of an Acquisition Proposal which such Party is permitted hereunder to accept and desires to accept, the Management Investor shall offer (the "Offer"), by written notice to the Company, to sell the Shares Subject to the Offer to the Company for the Purchase Price pursuant to the terms of this Agreement. Any Offer under this Section 3.3(a) shall be irrevocable for so long as the Company has the right to purchase any Shares Subject to the Offer. The Offer shall be delivered to the Company, and shall (i) state the Shares Subject to the Offer, the consideration to be paid therefor, the Offer Date and the Offer Expiration Time and (ii) contain a true and complete copy of the Acquisition Proposal. The date the Offer has been deemed received pursuant to Section 6.5 by the Company shall be the "Offer Date."

         3.4 PROCEDURES WITH RESPECT TO TRANSFERS SUBJECT TO SECTION 3.3.

         (a) Election Procedure. With respect to any Offer made pursuant to
Section 3.3, the Company shall have the option and preferential right, but shall not be obligated, to elect by the Offer Expiration Time, to purchase the Shares Subject to the Offer. Such option and right may be assigned by the Company to JEDI, in whole or in part, in which case written notice of such assignment shall be given to the Management Investor. If the Company desires to purchase the Shares Subject to the Offer it shall, prior to the Offer Expiration Time, deliver a written notice (a "Positive Receipt Notice") to the Management Investor stating that the Company elects to purchase, subject to the requirements of Section 3.4(b), a specified portion of or all of the Shares Subject to the Offer. The Positive Receipt Notice shall specify the number of shares of Common Stock and Common Stock Equivalents that the Company is electing to purchase and the time, date (the "Closing Date") and place of the closing of the acquisition of Shares Subject to the Offer by the Company (the "Closing") and shall specify the Purchase Price. The Closing Date shall be no less than five business days



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and no more than 20 business days following the delivery of the Positive Receipt
Notice.

         (b) Requirement to Purchase Some or All. With respect to Offers made pursuant to Section 3.3, except to the extent provided for below, the Company shall not be required to elect to purchase all of the Shares Subject to the Offer, but instead may elect to purchase, in accordance with this Section 3.4(b), a portion thereof, in which event the Management Investor shall be obligated to sell that portion to the Company. If, however, the Person making the applicable Acquisition Proposal specifies in the Acquisition Proposal that such Person is only willing to acquire a specified minimum number of shares of Common Stock (which minimum number may be all the Shares Subject to the Offer), then if the Company fails to elect timely to purchase that specified minimum number, then the Company will be deemed not to have accepted the Offer at all and the Management Investor shall be permitted to sell all the Shares Subject to the Offer pursuant to Section 3.4(d).

         (c) Determination of Purchase Price. The "Purchase Price" for purposes of the purchase of Shares Subject to the Offer under Section 3.3 shall be the price per share set forth in the Acquisition Proposal. The "Purchase Price" for any Common Stock Equivalents shall be equal to (i) the number of shares of Common Stock then acquirable upon the exercise or conversion of the fully vested portion of such Common Stock Equivalents multiplied by the applicable price per share of Common Stock set forth in the Acquisition Proposal, less (ii) the aggregate consideration required to be paid so to exercise or convert such Common Stock Equivalents.

         (d) Election Not to Purchase. If the Company does not elect to purchase all of the Shares Subject to the Offer made under Section 3.3, the Management Investor shall be permitted at any time within, but not after, 30 days after the Offer Expiration Time, to make a Transfer of all (but not less than all) of the Shares Subject to the Offer other than the shares, if any, to be purchased by the Company pursuant to this Section 3.4; provided, however, that no such Transfer shall be made on more favorable terms (including lower price) than the terms specified in the Acquisition Proposal or to a Person other than the proposed transferee specified in the Acquisition Proposal. All Common Stock Transferred by a Party (whether voluntarily, involuntarily, by operation of law or otherwise), even if one or more Parties had the right to purchase such Shares pursuant to Section 3.3 and failed to do so, and Common Stock owned by a Party that became subject to an Offer, whether or not such Common Stock was acquired by the Company, shall nonetheless remain subject to the terms of this Agreement, including becoming, under the applicable circumstances, subject again under
Section 3.3 to the right of the Company to purchase such shares.

         (e) Closing. Unless otherwise agreed to by the Management Investor and the Company, the Closing shall be at 9:00 a.m., on the Closing Date at the Company's principal office, subject to any delay in the Closing pursuant to



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Section 3.4(g). At the Closing, the Purchase Price shall be delivered to the transferor of the Common Stock and Common Stock Equivalents or the transferor's representative, and the transferor or the transferor's representative shall deliver to the Company such share certificates and agreements representing the Shares Subject to the Offer so purchased, duly endorsed for transfer or accompanied by duly executed stock powers or assignments, free and clear of all liens, encumbrances and adverse claims with respect thereto and such other matters as are deemed necessary by the Company for the proper Transfer of the Shares Subject to the Offer so purchased to the Company on the books of the Company.

         (f) Form of Payment. The Purchase Price of all Shares Subject to the Offer pursuant to an Offer made under Section 3.3 shall be paid in cash (in the form of a cashier's check or by wire transfer in same day funds).

         (g) Delay for Approvals. If any Positive Receipt Notice is delivered by the Company, the Management Investor and the Company shall cooperate in good faith in obtaining all necessary governmental and other third party approvals, waivers and consents. Any Closing pursuant to Section 3.4(e) shall be delayed, to the extent required, until the next succeeding business day following the expiration of any required waiting periods under the HSR Act and the obtaining of all necessary governmental approvals; provided, however, such delay shall not exceed 90 days, and if governmental approvals and waiting periods shall not have been obtained or expired by such 90th day following the applicable Closing Date, then the Company shall be deemed to have elected not to purchase any of the Shares Subject to the Offer and, if applicable, the Offeror shall be entitled to Transfer the Shares Subject to the Offer in accordance with Section 3.4(d) (except that such 90th day shall be deemed to be the applicable Offer Expiration
Time).

         (h) Invalid Transfers. Any Transfer or attempted Transfer in breach of this Agreement ("Invalid Transfer") shall be void and of no effect. In connection with any Invalid Transfer, the Company may hold and refuse to transfer any Common Stock or any certificate therefor tendered to it for transfer, in addition to and without prejudice to any and all other rights or remedies which may be available to it or the Parties.

         (i) Assignment of Rights. Notwithstanding anything to the contrary herein, the Company may from time to time assign some or all of its rights under Sections 3.3 and 3.4 herein to any JEDI Party. In such an event, the Company shall continue to receive and provide the notices referred to in Section 3.4, but such portion of the applicable Shares Subject to the Offer shall be acquired by, and paid for by, any such assignee.

         3.5 CONDITIONS TO PERMITTED TRANSFERS; CONTINUED APPLICABILITY OF AGREEMENT.


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         (a) As a condition to any Transfer by the Management Investor (or any subsequent transferee thereof) permitted hereunder or if any Transfer by the Management Investor (or any subsequent transferee thereof) otherwise occurs, any transferee of Common Stock from the Management Investor (or any subsequent transferee thereof) shall be required to become a Party to this Agreement and to the Business Opportunity Agreement, by executing (together with such Person's spouse, if applicable) an Adoption Agreement, and shall have all the obligations of the Management Investor hereunder and the rights that are expressly provided for herein. If any Person acquires Common Stock from the Management Investor (or any subsequent transferee thereof) in a Transfer notwithstanding such Person's failure to execute an Adoption Agreement in accordance with the preceding sentence (whether such Transfer resulted by operation of law or otherwise), such Person and such Common Stock shall be subject to this Agreement, including the provisions of Sections 3.3 and 3.4 even if such Person is not a Party.

         (b) The Management Investor shall make no Transfer at any time if such action would constitute a violation of any federal or state securities laws.

         3.6 RESTRICTIONS ON OTHER AGREEMENTS. Except as otherwise expressly provided herein, the Management Investor shall not grant any proxy or enter into or agree to be bound by any voting trust with respect to Common Stock or Common Stock Equivalents nor shall the Management Investor enter into any stockholder agreement or arrangements of any kind with any Person with respect to Common Stock or Common Stock Equivalents (whether or not such agreements and arrangements are with other Parties), including, without limitation, agreements or arrangements with respect to the acquisition, disposition or voting of shares of Common Stock.

         3.7 EFFECT OF DISTRIBUTIONS AND CERTAIN TRANSACTIONs. If, in connection with any Offer, any record date for any dividend or distribution by the Company (other than any regular quarterly cash dividend) or any record date for the issuance of any securities of the Company or any other Person in respect of Common Stock in connection with any exchange, merger, recapitalization, consolidation, reorganization or other transaction involving the Company occurs on or after the date on which the Purchase Price is determined and prior to the Closing, then the Company shall be entitled to receive any such dividends, distributions or securities, as the case may be, in respect of the Common Stock it acquires pursuant to such Offer and appropriate documentation shall be delivered at the Closing by the Management Investor to evidence the Company's right to receive such dividends, distributions or securities.

                                   ARTICLE IV

                                 CERTAIN RIGHTS


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         4.1 TAGALONG RIGHTS. If a JEDI Party proposes to sell Common Stock for value (such JEDI Party being referred to herein as a "JEDI Party Transferor"), but excluding (i) a sale which is pursuant to a Qualified IPO, (ii) a sale to a JEDI Special Transferee prior to the sixth month anniversary of the Effective Time, (iii) a Transfer to a JEDI Entity, (iv) any sale in which the Management Investor agrees to participate, and (v) a sale or sales which are effected by such JEDI Party Transferor or a group of which such JEDI Party Transferor is a member, in a single transaction or a series of related transactions, and which do not involve more than 10% of the Fully-Diluted Common Stock, then such JEDI Party Transferor shall offer (the "Participation Offer") to include in the proposed sale a number of shares of Common Stock designated by the Management Investor, not to exceed the number of shares equal to the product of (A) the aggregate number of shares to be sold by the JEDI Party Transferor to the proposed transferee and (B) a fraction with a numerator equal to the number of shares of Fully-Diluted Common Stock held by the Management Investor and a denominator equal to the number of shares of Fully-Diluted Common Stock held by JEDI and the Management Investor. The JEDI Party Transferor shall give written notice to the Management Investor of the Participation Offer (the "JEDI Party Transferor's Notice") at least 20 days prior to the proposed sale. The JEDI Party Transferor's Notice shall specify the proposed transferee, the number of shares of Common Stock to be sold to such transferee, the amount and type of consideration to be received therefor, and the place and date on which the sale is to be consummated. If the Management Investor wishes to include shares of his Common Stock in the proposed sale in accordance with the terms of this Section
4.1 he shall so notify the JEDI Party Transferor not more than 10 days after the date of the JEDI Party Transferor's Notice. The Participation Offer shall be conditioned upon the JEDI Party Transferor's sale of shares pursuant to the transactions contemplated in the JEDI Party Transferor's Notice with the transferee named therein. If the Management Investor accepts the Participation Offer, the JEDI Party Transferor shall cause the transferee that proposes to purchase the Common Stock of the JEDI Party Transferor to offer to purchase, on such terms, a proportionate number of shares of Common Stock from the Management Investor; provided, however, that, if such transferee is for any reason unwilling or unable to purchase the aggregate number of shares from the JEDI Party Transferor as well as the Management Investor, then the JEDI Party Transferor shall reduce to the extent necessary the number of shares it otherwise would have sold in the proposed sale so as to permit the Management Investor to sell the number of shares that he is entitled to sell under this
Section 4.1, and the JEDI Party Transferor and the Management Investor shall sell the number of shares specified in the Participation Offer to the proposed transferee in accordance with the terms of such sale set forth in the JEDI Party Transferor's Notice.

         4.2 Piggyback Registration Rights. If the Company at any time proposes to sell Common Stock pursuant to a registration statement filed under the Securities Act (other than registrations on Forms S-4 or S-8 or any successor forms thereto), it will each such time promptly give written notice to the Management Investor of its intention to do so. Upon the written request of the Management Investor delivered to the Company within ten days after receipt of any such notice, the Company will use its best efforts to cause the number of shares owned by the Management Investor and so designated to be registered under such registration statement to the extent requisite to permit the sale or other disposition by the Management Investor of such shares; provided, however, that the Company may elect not to file a registration statement pursuant to this
Section 4.2 or may withdraw any registration statement filed pursuant to this
Section 4.2 at any time prior to the effective date thereof. In the case of an underwritten public equity offering by the Company, the Management Investor shall execute an underwriting agreement containing such provisions as may be requested by the managing underwriters, including an agreement not to sell publicly any shares of Common Stock held by the Management Investor (other than the shares so registered) for a period of up to 120 days following the effective date of the registration statement relating to such offering. If the managing underwriter for the respective offering advises that the inclusion in such registration of some or all of the shares sought to be registered by the Management Investor and JEDI in the managing underwriter's opinion will cause the proceeds or price per share from such registration to be reduced or that the number of securities to be registered at the request of the Company plus the number of shares sought to be registered by the Management Investor and JEDI is too large a number to be reasonably sold, the number of shares sought to be registered by the Management Investor and the number of shares sought to be registered by JEDI shall be reduced pro rata, based on the number sought to be registered by JEDI and the Management Investor, to equal the number of shares recommended to be so registered by the managing underwriter. The Company will bear all expenses involved with respect to any such registration, except for underwriters' commissions relating to the shares sold by the Management Investor and any separate counsel of the Management Investor. The piggyback rights granted pursuant to this Section 4.2 shall terminate at such time as the Management Investor shall be legally entitled to sell shares of Common Stock pursuant to Rule 144 under the Securities Act without any volume limitation.

         4.3 Rights Upon Termination of Employment.

         (a) The Management Investor shall have the right to cause the Company to purchase all, but not less than all, shares of Common Stock then owned by the Management Investor at any time following the date the Management Investor ceases to be an employee of the Company (the "Employment Termination Date") at a price per share equal to the Appraised Value. Such right may be exercised by giving the Company written notice thereof. If the Employment Termination Date occurs as a result of the death or incapacity of the Management Investor, the Company shall purchase such shares and pay the Management Investor (or his representative) the purchase price therefor on the date which is no later than 30 days following the date of the Company's receipt of such notice, and the Appraised Value shall be determined as of the end of the second month immediately preceding such date of receipt. If the Employment Termination Date occurs as a result of any other reason, such purchase and payment shall occur on the date which is the later of three years following the Effective Time, as defined in the Executive Employment Agreement dated May 24, 1996, between Jenco Acquisition, Inc. and the Management Investor (the "Employment Agreement"), or 30 days following the date of the Company's receipt of the notice referred to above, and the Appraised Value shall be determined as of the end of the second month immediately preceding such date of purchase and payment. Notwithstanding the foregoing, the Company shall not be obligated to repurchase any shares of Common Stock from the Management Investor if there exists and is continuing an event of default which would, without further passage of time or further notice, permit acceleration of the indebtedness under the Company's loan or credit agreement with its principal lender or lenders or under any other material agreement for borrowed money, or if such purchase would result in a default or any event of default (without regard to the further passage of time or the giving of such notice) as defined in any such agreement, or if the capital of the Company is then impaired or such purchase would cause an impairment of the capital of the Company or would otherwise violate applicable law.

         (b) The Company shall have the right to purchase all, but not less than all, shares of Common Stock then owned by the Management Investor at any time following the Employment Termination Date. Such right may be exercised by giving the Management Investor written notice thereof, and the Company may assign such right, in whole or in part, to JEDI, in which case written notice of such assignment shall be given to the Management Investor. The Management Investor shall sell such shares to the Company and the Company shall pay the purchase price therefor on the date which is no later than 30 days following the date on which the Company transmits such notice to the Management Investor, and the Appraised Value shall be determined as of the end of the second month immediately preceding such date of transmittal of notice.

         (c) Upon the receipt of the notice referred to in Section 4.3(a) or the giving of the notice referred to in Section 4.3(b), the Company shall engage promptly Arthur Andersen LLP to determine the fair market value per share of Common Stock (the "Appraised Value") as of the appropriate date in accordance with accounting and valuation standards customarily used by such firm in valuing the stock of similar closely held oil and gas exploration and production companies. In connection with the determination of the Appraised Value, Arthur Andersen LLP shall not discount the fair market value per share as a result of the Management Investor's minority interest or for lack of marketability or for any other reason pertaining to a minority interest in a private company, and the fair market value per share of Common Stock shall be determined as if the Company were being sold as an entire entity. The Management Investor shall reimburse the Company for 50% of the fee and expenses of Arthur Andersen LLP in connection with its determination of the Appraised Value, which amount may be deducted by the Company from the purchase price. Notwithstanding the foregoing, if the Common Stock is publicly traded at the time any such notice is given, Arthur Andersen LLP shall not be so engaged, and the Appraised Value shall be equal to the average of the quoted closing sale prices of the Common Stock for the 20 trading days immediately prior to the date of the giving of any such notice (by either the Management Investor or the Company), provided, however, that if no closing sale price is quoted for any day on which the Common Stock is traded, then the average of the quoted bid and asked prices of the Common Stock shall be used for such day.

         (d) Payment of the purchase price for the Management Investor's shares of Common Stock pursuant to this ARTICLE IV shall be made in immediately available funds.

                                    ARTICLE V

                                   TERMINATION

         5.1 TERMINATION. This Agreement shall terminate and no Party shall have any further obligations or rights hereunder upon the earliest of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Termination Date, (iii) the date a Qualified IPO is consummated, (iv) the date of the dissolution, liquidation or winding-up of the Company and (v) the date of the delivery to the Company of a written termination notice executed by each JEDI Party and by the Management Investor.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 AMENDMENT; WAIVERS. This Agreement may only be altered, supplemented, amended or waived by the written consent of (i) the Company, (ii) each JEDI Party that owns at least 5% of the Common Stock and (iii) the Management Investor; provided, however, (i) any Party may (without the consent of any other Person) waive, in writing, any obligation owed to it hereunder by any other Party or the Company, and (ii) any Party may (without the consent of any other Person) waive, in writing, any right it has hereunder. Any waiver permitted hereunder may be made prospectively or retroactively.

         6.2 ASSIGNMENT. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the Parties, the Company and their permitted assigns; provided, however, assigns shall only have those rights that are expressly provided for herein in accordance with Section 3.5. No such assignment shall relieve the assignor from any liability accruing hereunder prior to an assignment permitted hereunder. The Company agrees that it shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety, unless the Person formed by such consolidation or into which the Company merges or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or a State thereof (the "Successor Corporation") and shall expressly assume, by written agreement signed by the Company and the Successor Corporation and delivered to each Party, the performance and observance of every obligation on the part of the Company to be performed or observed hereunder.

         6.3 SHARES SUBJECT TO THIS AGREEMENT. Except as otherwise provided for herein, all shares of Common Stock or Common Stock Equivalents now or hereafter owned by any of the Parties shall be subject to the terms of this Agreement.

         6.4 LEGENDS. Each certificate for Common Stock and each agreement representing Common Stock Equivalents that are subject to this Agreement shall include a legend in substantially the following form:

             THIS SECURITY IS SUBJECT TO CERTAIN VOTING
             AGREEMENTS, RESTRICTIONS ON TRANSFER, AND OTHER TERMS AND CONDITIONS SET FORTH IN THE SHAREHOLDERS AGREEMENT, DATED AS OF MAY 24, 1996, A COPY OF WHICH SHALL BE MAILED TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR.

         6.5 NOTICES. Any and all notices, designations, consents, offers, acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by personal delivery, overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses or telecopy numbers as follows (or such other address or telecopy number as the Company or any Party may specify for itself to the Company and all other Parties by Notice):

The Company and JEDI:       c/o Enron Corp.
                            1400 Smith Street
                            Houston, Texas 77002
                            Attention:  Brenda McGee, Specialist
                            Telecopy No. 713-646-3602
                            Telephone No. 713-853-5259

      with a copy to:       Enron Corp.
                            1400 Smith Street
                            Houston, Texas 77002
                            Attention:  W. Craig Childers
                                        W. Lance Schuler

                            Telecopy No. 713-646-3393

Management Investor:        Mr. Jerry D. Jordan
                            Chairman of the Board and Chief Executive Officer
                            Clinton Gas Systems, Inc.
                            4770 Indianola Avenue
                            Columbus, Ohio 43214
                            Telecopy No. 614-888-6287

         with a copy to:    Alec Wightman
                            Baker & Hostetler
                            65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                            Telecopy No. 64-462-2616

All Notices shall be deemed effective, delivered and received (a) if given by personal delivery, when such Notice is personally delivered at the address specified above; (b) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (c) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (d) if given by telegram, when such Notice is delivered at the address specified above.

         6.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

         6.7 HEADINGS. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

         6.8 CHOICE OF LAW. This Agreement shall be governed by the internal laws of the State of Ohio without regard to the principles of conflicts of laws thereof.

         6.9 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

         6.10 CUMULATIVE RIGHTS. The rights of the Parties and the Company under this Agreement are cumulative and in addition to all similar and other rights of the Parties under other agreements.

         6.11 CONSTRUCTION. The Parties and the Sub have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and the Company, as the successor to the Sub, and no presumption or burden of proof shall arise favoring or disfavoring any Party or the Company by virtue of the authorship of any of the provisions of this Agreement.

         6.12 NO PARTNERSHIP. No term or provision of this Agreement shall be construed to establish any relationship of partnership, agency or joint venture between the parties hereto.

         6.13 NUMBER; GENDER; WITHOUT LIMITATION; INTERPRETATION OF CERTAIN DEFINED TERMS. Pronouns, wherever used in this Agreement, and of whatever gender, shall include Persons of every kind and character, and the singular shall include the plural whenever and as often as may be appropriate. Any reference herein to "including" and words of similar import refer to "including without limitation." When reference is made herein to one or more Groups or other specified Parties or Persons, the determination as to which Persons are thereby referenced shall be made as of the time in question.

         6.14 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which approximates as nearly as possible that of the invalid, illegal or unenforceable provisions.

         6.15 THIRD PERSON. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any Person not a party hereto any rights or remedies under or by reason of this Agreement.

         6.16 U.S. CURRENCY. All payments required or permitted hereunder shall be paid in U.S. dollars or other lawful currency constituting legal tender of the United States of America.

         6.17 INDEMNIFICATION. Each Party (the "Indemnitor") hereby agrees to protect, defend, indemnify and hold harmless all other Parties and their respective successors, heirs and assigns (the "Indemnitees") against any and all claims, lawsuits, damages and other liabilities and expenses (including reasonable attorneys' fees) suffered or incurred by any of the Indemnitees and which arise out of any breach by the Indemnitor of its representations, warranties, covenants or other obligations hereunder.

         6.18 SPOUSAL CONSENTS. The Management Investor represents and warrants that his spouse is the Management Investor Spouse set forth next to the Management Investor's name on the execution pages hereof. The

Management Investor Spouse represents and warrants, and the Management Investor represents and warrants with respect to his spouse, that such Management Investor Spouse has duly and validly executed and delivered this Agreement. The Management Investor Spouse agrees that such execution and delivery constitutes an acknowledgment that such spouse is fully aware of, understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any community property interests or similar marital property interests in the Common Stock or Common Stock Equivalents she may now or hereafter own, agrees that the termination of her marital relationship with the Management Investor for any reason shall not have the effect of removing any Common Stock or Common Stock Equivalents otherwise subject to this Agreement from the coverage hereof and agrees that such spouse shall have no rights of any nature hereunder (including any preferential purchase rights or preemptive rights) unless and until such spouse becomes a Party in accordance with this Agreement. Furthermore, the Management Investor agrees to cause any subsequent spouse to execute and deliver to the Company a counterpart of this Agreement, or an Adoption Agreement.

         6.19 CERTAIN RECORDS. In order to effectuate the purposes of this Agreement, the Company (i) shall maintain a record of the names and addresses of the Parties and the number of shares of Common Stock and Common Stock Equivalents owned by the Parties and the JEDI Group, (ii) at the request of any Party, it will provide such Party with a copy of the record, (iii) shall promptly notify the Parties in the event the Company receives notice that any shares of Common Stock or Common Stock Equivalents have been (or have purported to be) Transferred by or to any Party (including the name of the transferor and transferee or purported transferor or transferee and the number of shares transferred or purported to be transferred), (iv) shall not register, in the name of any Person, any shares subject to this Agreement unless the transferor and transferee have complied with the terms of this Agreement including Section
3.5 and (v) shall not issue to any Person any stock certificate representing shares subject to this Agreement or any agreement representing Common Stock Equivalents unless in each case the legend referred to in Section 6.4 hereof is set forth thereon.

         6.20 ARBITRATION. Except as otherwise expressly set forth herein, any and all claims, demands, causes of action, disputes, controversies and other matters in question arising out of or relating to this Agreement, the alleged breach thereof, or in any way relating to the subject matter of this Agreement ("Claims"), even though some or all of such Claims allegedly are extra contractual in nature, whether such Claims sound in contract, tort or otherwise, at law or in equity, under State or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided exclusively by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Houston, Texas. The arbitration shall be before a panel of three arbitrators.

Each party to such dispute shall select one arbitrator, and the two arbitrators selected by the parties shall select the third arbitrator. The arbitrators are authorized to issue subpoenas for depositions and other discovery mechanisms, as well as trial subpoenas, in accordance with the Federal Rules of Civil Procedure. Either party may initiate a proceeding in the appropriate United States District Court to enforce this provision. This agreement to arbitrate shall be enforceable in either federal or State court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or State court having jurisdiction. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. In deciding the substance of any such Claim, the arbitrators shall apply the substantive laws of the State of Ohio; provided, however, that the arbitrators shall have no authority to award punitive damages under any circumstances (whether it be exemplary damages, treble damages, or any other penalty or punitive type of damages) regardless of whether such damages may be available under Ohio law or otherwise, the Parties and the Company hereby waiving their right, if any, to recover punitive damages in connection with any Claims. The arbitrators shall be entitled to award costs of the arbitration and attorney's fees as they deem appropriate. Prior to any Person instituting a Claim under this Agreement, such Person shall provide to the Company and all other Parties to this Agreement a written notice specifying the nature and basis of the Claim. The Persons who are the subject of any Claim shall be given thirty (30) days to cure any breach before any Claim is filed. It is further agreed that prior to such Claims being submitted to the arbitrators on such Claims, the parties to the Claims shall attempt to resolve such Claims through non-binding mediation of such Claims.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written, but effective for all purposes as of the Effective Time.

                            JENCO ACQUISITION, INC.



                            By:
                               -----------------------------
                                W. Craig Childers
                                Vice President



                            JOINT ENERGY DEVELOPMENT INVESTMENTS
                            LIMITED PARTNERSHIP

                            By:      Enron Capital Management
                                     Limited Partnership, its general partner


                            By:      Enron Capital Corp., its general partner



                            By:
                                --------------------------------
                                W. Craig Childers
                                Agent and Attorney-in-Fact



MANAGEMENT INVESTOR SPOUSE:                       MANAGEMENT INVESTOR:



- ------------------------------------        ------------------------------------
                                                      Jerry J. Jordan

                                   EXHIBIT "A"

                            ADOPTION AGREEMENT (form)

         This Adoption Agreement ("Adoption") is executed pursuant to the terms of the Shareholders Agreement dated as of May ___, 1996, a copy of which is attached hereto and is incorporated herein by reference (the "Shareholders Agreement"), by the transferee ("Transferee") executing this Adoption. Reference is also made to the Business Opportunity Agreement dated as of May ___, 1996, a copy of which is attached hereto and is incorporated herein by reference (the "Business Opportunity Agreement"). By the execution of this Adoption, the Transferee agrees as follows:

         1. Acknowledgment; Representations and Warranties. ____________________ ("Transferee") acknowledges that Transferee is acquiring _______ [number of shares to be acquired to be inserted] shares of the Common Stock from a Party, subject to the terms and conditions of the Shareholders Agreement. Capitalized terms used herein without definition are defined in the Shareholders Agreement and are used herein with the same meanings set forth therein. Transferee represents and warrants to the Company and the Parties that (i) Transferee has full power and authority to execute and deliver this Adoption and the execution and delivery by such Transferee of this Adoption have been duly authorized by all necessary action; (ii) this Adoption has been duly and validly executed and delivered by the Transferee and constitutes the binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms; and
(iii) the Transferee owns _______ shares of Common Stock in addition to those being acquired as hereinabove referenced.

         2. Agreement. Transferee (i) agrees that shares of the Common Stock acquired by Transferee, and shares of Common Stock and certain other securities that are currently owned or that may be acquired by Transferee in the future, shall be bound by and subject to the terms of the Shareholders Agreement pursuant to the terms thereof, and (ii) hereby adopts the Shareholders Agreement with the same force and effect as if he were originally a party thereto. Transferee (i) agrees that he, she or it shall be bound by and subject to the terms of the Business Opportunity Agreement and (ii) hereby adopts the Business Opportunity Agreement with the same force and effect as if he, she or it were originally a party thereto.

         3. Notice. Any notice required as permitted by the Shareholders Agreement or the Business Opportunity Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

         4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that this Adoption is in such spouse's best interests, and to agree that such spouse's community interest, if any, in the shares of Common Stock and other securities referred to above and in the Shareholders Agreement and the Business Opportunity Agreement shall be subject to the terms of the Shareholders Agreement and the Business Opportunity Agreement.

         EXECUTED AND DATED this the ____ day of _____________, 19___.

                                 TRANSFEREE:



                                 By:
                                     -------------------------------
                                 Name:
                                 Address:


                                 SPOUSE:



                                 By:
                                     -------------------------------
                                 Name:

Agreed to on behalf of the Company and all Parties pursuant to Section 3.5 of the Shareholders Agreement.

                                 Clinton Gas Systems, Inc.
                                 (for itself and the Parties)



                                 By:
                                     -------------------------------
                                 Name:
                                 Title: